Fees Summary	Jun. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,989,487,500.00
Previously Paid Amount	0.00
Total Fee Amount	457,690.54
Total Offset Amount	0.00
Net Fee	$ 457,690.54
Final Prospectus	false